SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

AUGUST 26, 2003

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida 33602

                    (Address of principal executive offices)             (Zip code)

Registrant’s telephone number, including area code: (813) 228-4111

Item 5. Other Events

See TECO Energy’s press release dated Aug. 26, 2003, filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing that TECO Power Services, Inc. has signed an agreement to sell its interest in the Hardee Power Station.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO Energy, Inc. (Registrant)

Date: Aug. 26, 2003	By:	/s/ G. L. GILLETTE
G. L. GILLETTE Senior Vice President—Finance and Chief Financial Officer (Principal Financial Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
99.1	Press Release dated Aug. 26, 2003, announcing that TECO Power Services, Inc. has signed an agreement to sell its interest in the Hardee Power Station.

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